UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

Staples, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 14, 2016.

STAPLES, INC.

ATTN: INVESTOR RELATIONS
500 STAPLES DRIVE
FRAMINGHAM, MA 01702

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 18, 2016
Date: June 14, 2016 Time: 8:00 a.m., local time
Location:	Crowne Plaza Boston-Natick
1360 Worcester Street
Natick, Massachusetts 01760

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE                       PROXY STATEMENT                  ANNUAL REPORT (INCLUDING THE FORM 10-K)

How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 30, 2016 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. You may obtain directions to the location of the Meeting by contacting Staples' Investor Relations department at 500 Staples Drive, Framingham, MA 01702, e-mail: investor@staples.com, or telephone: (800) 468-7751.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
ALL DIRECTOR NOMINEES LISTED BELOW IN ITEM 1 AND
"FOR" ITEMS 2 AND 3.

1.	Election of eleven directors to hold office until the 2017 Annual Meeting of Shareholders or until their respective successors have been elected or appointed
Nominees:
	1a.	Drew G. Faust
	1b.	Curtis Feeny
	1c.	Paul-Henri Ferrand
	1d.	Deborah A. Henretta
	1e.	Kunal S. Kamlani
	1f.	John F. Lundgren
	1g.	Carol Meyrowitz
	1h.	Ronald L. Sargent
	1i.	Robert E. Sulentic
	1j.	Vijay Vishwanath
	1k.	Paul F. Walsh

2.	Approval, on an advisory basis, of named executive officer compensation.

3.	Ratification of the selection by the Audit Committee of Ernst & Young LLP as Staples’ independent registered public accounting firm for the current fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEMS 4 AND 5.

4.	Non-binding shareholder proposal to limit acceleration of vesting of senior executive equity awards in the event of a change in control.

5.	Non-binding shareholder proposal to amend Staples’ bylaws to reduce the percentage of outstanding stock required for shareholders to call a special meeting from 25% to 15%.

NOTE: To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.